Genie Energy Ltd

(NYSE: GNE, GNEPRA)

Investor Presentation

July 2015

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Genie's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

See **"Cautionary Statements Regarding Oil and Gas Quantities"** on page 18.

Investment Case



- Genie Energy combines the potential upside of energy exploration with the strong financial performance of a Retail Energy Provider (REP)
  - Strong balance sheet and capital structure with more than $74mm in cash*
  - Strong cash flows since inception, currently reinvested in oil production opportunities
- Afek Oil & Gas believes that has discovered an oil resource with significant resource potential
  - Exploratory license in Northern Israel provides for potential near-term production of oil
  - World class technical and operational team comprised of leaders in their fields

** Balance Sheet information as of 3-31-15*

Genie Energy: At a Glance



Genie Energy Ltd.
(NYSE:GNE)
Genie Energy International Corp.
Genie Retail Energy
Genie Oil & Gas
Afek Oil & Gas

Symbol	NYSE: GNE
Stock Price*	$9.73
Shares Outstanding	24.7 Million
Dividend Yield	2.5%
Symbol	NYSE: GNEPRA
Stock Price*	$6.84
Shares Outstanding	2.3 Million
Dividend Yield	9.3%
Market Capitalization*	$256.0 Million
Cash & Marketable Securities**	$74.0 Million
Debt	$0.0 Million
Revenue (TTM)***	$219.0 Million
Adjusted EBITDA (TTM)***	($7.1) Million
Full Time Employees	200

** Market data as of 7/23/15*

*** Includes Cash, Restricted Cash and Marketable Securities as 3/31/15*

**** TTM - Twelve months ended 3/31/15*

Afek Oil & Gas World Class Team

- **Harold Vinegar, Ph.D., Chief Scientist, Genie Oil & Gas**
  Chief Scientist Royal Dutch Shell (retired), 38 years experience in unconventional resources, 295 US patents, U.S. National Academy Engineering, National Research Council, Professor of Petroleum Geosciences at Ben-Gurion University
- **Yuval Bartov, Ph.D., Chief Geologist, Genie Oil & Gas**
  15 years experience in oil shale in Israel and Colorado, Former Assistant Professor at the Colorado School of Mines , 40 Journal articles, conference papers, book chapters and technical reports
- **Scott Nguyen, Ph.D., VP Technology, Genie Oil & Gas**
  Former Senior Physicist at Shell R&D, 20+ US patents and patent applications, Served on the Advisory Committee of American Institute of Physics Corporate Associates, Texas Israel Chamber of Commerce Cleantech Advisory Board
- **Glen Perry, MS in Petroleum Engineering, Project Manager, Genie Oil & Gas**
  40+ years of experience in the domestic and international petroleum energy field specializing in project evaluation, engineering and operations, as well as senior management of oil and gas exploration and production companies in the US, Russia and the Republic of Georgia

Afek Oil & Gas

Genie's exploration work in Israel has identified a oil block with significant hydrocarbon potential

- Analysis of cuttings from a previously drilled well document the existence of oil
- High geothermal gradients may have caused Type IIS Kerogen to enter the "oil window" at shallow depths
- Multiple geophysical surveys recently performed indicate that the potential resource is widespread throughout the region
- High porosity and thick target zone suggest the potential for substantial volumes of oil in place
- Preliminary analysis from first two wells indicates the presence of hydrocarbons in vertical sections

License area


Israel
396 km^2

Ein Said Well

- Water well drilled in 1981
- Oil shows reported from 660-900 m
- Logs run from 410-730 m
- Well abandoned in 1984
- Afek was able to extract trapped light oil from the cuttings 31 years later


GR [API]
ϕ [p.u.]
ρ [Ωm]
Sw
500
550
600
650
700
Fluid
Kerogen
~200x
Resistivity Increase
Coinciding with oil shows
and cuttings maturity
Oil Zone
~150 MM bbl/km²

Stratigraphy and Estimated Reservoir Properties

Genie Energy


plio-pleistocene
oligocene
Eocene
Taqiya
Gareb
Upper Mishash
Mishash
Menuha

Stratigraphy	Formation	Thickness	Age
	Bashan Basalt	0 - 600m	Pleistocene
		400 - 1600m	
	Adullam		Eocene
	Taqiya	90 - 200m	Paleocene
	Ghareb	80 - 180m	Maastrichtian
	Upper Mishash	90 - 125m	Campanian
	Mishash	120 - 155m	Campanian
	Menuha	80 - 160m	Senonian

Source: GSI

Target Interval – Thick, Homogeneous Organic Rich Chalk

Formation: Gharab/Mishash

Lithology: Chalk

Depth: 600-1500 m

Pay Thickness: 300-400 m

Kerogen: Type IIS

TOC = up to 20 wt%

Porosity: 30-40%

Permeability: 0.1-1 mD

So = 60-80%

Geophysical Surveys



CSEM Resistivity [log10(R)]
Bouguer Anomaly (mgal)

- Seismic reprocessing of 5 existing lines to map basin structure
- CSEM survey to map the resistivity profile and gravity survey was conducted in 2013
- High resistivity was measured at target depths across majority of the license area
- Gravity anomaly consistent with organic conversion coincides with the high resistivity
- Internal interpretation indicates reservoir may extend over 70% of the license area

AFEK Exploratory Drilling Program


260000
265000
270000
275000
15
10
12
9
6
16
5
4
3
2

- 10 locations permitted for drilling
- 1st and 2nd wells drilled
- Drilling contractor – Viking
- Extensive logging program by Baker Hughes including acoustics, borehole imaging, and NMR logs
- 27 m of conventional core will be taken from each well followed by routine and special core analysis
- Mini-drill stem testing program using Baker Hughes and OPC
- Auditors/Advisors – Gaffney, Cline and Associates

Genie Retail Energy - Overview

Genie Retail Energy is a leading retail energy provider (REP)

- Founded in 2004, now one of the largest independent residential REPs in Eastern US
- Purchases electricity and gas in wholesale markets for resale to end users
- Delivery, billing and collections remain responsibility of incumbent utility

Value proposition

- Customers: Power of choice (no fees or contracts) and expectation of savings
- Utilities: Purchase of receivables (POR) and consolidated billing provide revenues while the REP takes load-based risk

Risk averse business model

- Residential and small business customers
  - Naturally short position enables purchase of supply in the spot market
  - Variable rates focus – bill at cost of commodity plus mark-up
- Focus on markets with REP-favorable regulatory environments
  - POR programs limit bad debt exposure
  - Liquid and transparent wholesale commodity markets

Genie Retail Energy – Meter + RCE Performance

METERS


550,000
450,000
350,000
250,000
150,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs)


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Electricity RCE's
Natural Gas RCE's

COMMENTARY

- 2011-12: Acquisition of higher consumption electric meters in new PA territories
- 2012: Strong sequential electric meter and RCE growth
- 2013: Pending roll out of new territories
- 2014: First half Polar Vortex increases churn. Second half stabilization
- 2015: Acceleration of fixed rate products. Return to meter growth

Epiq and Diversegy

EPIQ Energy is an innovative energy brokerage firm that utilizes network marketing to drive customer growth

- Strongly complements traditional acquisition channels and reaches otherwise inaccessible customers
- Focuses on "warm-relationships" which result in stickier customer relationships
- Highly scalable platform that can accommodate tens of thousands of representatives
- Expands footprint of residential and small business customers outside of the core GRE markets

Diversegy is a retail energy advisory and brokerage company that serves commercial and industrial customers

- Broker structure affords the flexibility of serving these customers with or without taking on the commodity risk
- Established network of professional sales agents
- Opportunity to reach previously untapped markets - new customer types and geographies

The December 2013 acquisition of EPIQ and Diversegy provides Genie Retail Energy with product and geographic expansion as well as an innovative new marketing channel to drive future meter and RCE growth

Genie Retail Energy – Results of Operations

(USD in millions)	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2012	2013	2014
Revenue	$55.1	$71.6	$67.1	$130.3	$48.8	$46.2	$49.7	$74.5	$229.5	$279.2	$275.0
Gross Profit	10.0	19.9	16.8	9.9	11.5	17.8	12.8	17.2	69.6	65.8	52.0
SG&A	9.4	10.3	10.1	10.8	10.5	12.2	15.1	13.7	44.6	40.1	48.6
Adjusted EBITDA	**0.8**	**9.9**	**7.0**	**(0.8)**	**1.1**	**5.7**	**1.4**	**3.6**	**26.3**	**26.7**	**7.5**

COMMENTARY

- Strong financial performance; 1Q14 Polar Vortex caused first negative quarter since inception. Residual impact felt throughout 2014
- All customer acquisition and marketing costs expensed in the period incurred
- Minimal CAPEX and D&A expense
- Seasonality: Q2 and Q4 shoulder periods between peak heating and cooling seasons

Genie Retail Energy – Markets & Opportunities

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to REPs (in thousands)	% Res. Meters Migrated	GRE Market Share
Existing Markets					
New York	**11,422**	**10,113**	**2,265**	**22.4%**	**9.6%**
Pennsylvania	**8,548**	**7,623**	**2,198**	**28.8%**	**2.8%**
New Jersey	**6,810**	**6,054**	**796**	**13.1%**	**5.3%**
Maryland	**3,367**	**3,042**	**767**	**25.2%**	**2.0%**
Illinois	**3,777**	**3,406**	**2,309**	**67.8%**	**1.7%**
Washington DC	**263**	**237**	**43**	**18.1%**	**7.0%**
Total Existing Markets	**34,187**	**30,475**	**8,378**	**27.5%**	**4.5%**

Potential Expansion

Massachusetts, Rhode Island, Ohio

**Note: Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of June 30, 2015 (2Q15).*

Genie Energy – Investment Thesis

Investment Exposure to Two Powerful Trends Within the Energy Sector

- Increasing global oil demand
- Near-term potential upside of oil exploration license in northern Israel
- Deregulation of the $240B U.S. retail energy market

Experienced Management Team

- Oil and Gas exploration program led by top scientists and petroleum engineers in the field
- REP led by industry veterans who built the business from the ground up

Attractive Market Valuation

- Strong balance sheet and cash flow from the REP business provides capital to fund near term project requirement with minimal dilution
- Long-term upside from high potential oil and gas projects
- Downside protection from consistently cash flow generating REP business

Genie Energy Financials

(USD in millions)	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2012	2013	2014
Revenue	$55.1	$71.6	$67.1	$130.3	$48.8	$46.2	$49.7	$74.4	$229.4	$279.2	$275.0
Gross Profit	$10.0	19.9	16.8	9.8	11.5	17.8	12.8	17.2	69.5	65.8	51.9
SG&A	$12.1	12.7	12.9	14.3	13.4	18.9	18.6*	16.6	53.9	50.5	65.2
Research and Development	2.6	2.7	3.7	2.1	2.4	3.0	5.0	2.3	9.4	11.4	12.5
Equity in the Loss of AMSO,LLC	0.8	0.7	0.6	---	---	---	---	---	3.1	3.2	---
Adjusted EBITDA	**(4.4)**	**5.0**	**0.7**	**(4.6)**	**(2.6)**	**0.9**	**(5.0)**	**(0.4)**	**6.6**	**4.9**	**(11.3)**

Cautionary Statements Regarding Oil and Gas Quantities

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) severance and other charges (3) Non-cash compensation. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2014, fiscal 2013, and fiscal 2012 periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Severance and other charges are also excluded in the calculation of Adjusted EBITDA. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of Genie's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie's core and continuing operations.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure for both Genie Energy and the Genie Retail Energy segment.

Reconciliation of Non-GAAP Financials

Genie Energy (NYSE: GNE) Page 4 *(in thousands)*	Genie Energy TTM
EBITDA	($7,113)
Subtract (add):	
Depreciation and amortization	206
Impairment	3,562
Other Losses (Gains)	(206)
Stock-based Compensation	10,157
Income (loss) from operations	($20,832)

Genie Retail Energy - Results of Operations
Page 14 *(in thousands)*

	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2012	2013	2014
Adjusted EBITDA	$751	$9,857	$6,989	($764)	$1,120	$5,771	$1,361	$3,614	$26,246	$26,721	$7,488
Subtract (add):											
Depreciation and amortization	3	3	3	3	3	7	11	69	40	15	24
Impairment	---	---	---	---	---	---	3,562	---	---	---	3,562
Other Losses (Gains)	---	---	---	---	---	---	(206)		---	---	(206)
Stock-based Compensation	227	257	262	142	177	152	120	40	1,234	1,010	591
Income from operations	$520	$9,597	$6,724	($909)	$940	$5,612	($2,126)	$3,505	$24,972	$25,696	$3,517

Genie Energy Financials
Page 17 *(in thousands)*

	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2012	2013	2014
Adjusted EBITDA	($4,410)	$5,042	$670	($4,624)	($2,591)	$856	($5,005)	($373)	$6,599	$4,915	($11,364)
Subtract (add):											
Depreciation and amortization	25	29	30	29	29	34	39	104	124	110	132
Impairment	---	---	---	---	---	---	3,562	---	---	---	3,562
Other Losses (Gains)	---	---	---	---	---	---	(206)	---	---	---	(206)
Stock-based Compensation	1,134	1,064	1,026	1,839	1,724	4,929	2,266	1,237	3,429	4,180	10,758
Income from operations	($5,569)	$3,948	($386)	($6,492)	($4,344)	($4,106)	($10,668)	($1,715)	$3,047	$626	($25,610)

Howard Jonas
Chief Executive Officer
hjonas@genie.com

Dr. Harold Vinegar
Chief Scientist
hvinegar@genie.com

Avi Goldin
Chief Financial Officer
agoldin@genie.com